PROXY STATMENT
ADJOURNED ANNUAL MEETING OF SHAREHOLDERS
To Be Reconvened October 2, 1996


                         PROXY STATMENT SUPPLEMENT

The attached Summary Compensation Table together with explanatory notes should be substituted for the information contained on page 7 of the Proxy Statement of New Paradigm Software Corp. (the "Corporation") dated August 9, 1996 to correct an error discovered subsequent to its publication.

Also, Beverly Brown, a Director of the Corporation resigned on August 31, 1996 and is not standing for re-election because she is actively pursuing other business interests. The vacancy created by her resignation has not been filled and the Board of Directors does not currently expect to name a replacement nominee for election as a director prior to the adjourned Annual Meeting.
The By-Laws of the Corporation provide that vacancies in the Board of Directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. The Board of Directors will attempt to identify a qualified candidate to replace
Ms. Brown prior to the 1997 Annual Meeting of Shareholders of the Corporation. If a qualified candidate is identified by the Board of Directors, the Board of Directors intends to exercise its authority to elect such candidate to fill the vacancy resulting from Ms. Brown's resignation.

The foregoing is to be considered an integral part of the proxy solicitation materials.

The enclosed blue Proxy (the "Revised Proxy") replaces the white-colored Proxy sent to you eairlier (the "Original Proxy"), and any Original Proxy completed and returned by you earlier will be invalidated upon receipt by the Corproation of a completed Revised Proxy. However, if you have already completed and returned an Original Proxy and do not complete and return a Revised Proxy, your shares will be voted at the adjourned Annual Meeting in a manner specified on your Original Proxy as to the items listed on the Original Proxy.


John Brann
Secretary





                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other executive officers (the "Named Officers") for services rendered in all capacities to the Corporation. The Corporation has only four executive officers.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                    Long-Term Compensation
                                              --------------------------------   ---------------------------------------
Name and Principal Position     Fiscal Year   Salary      Bonus     Other        Securities     Restricted     All Other
                                  Ended                             Annual       underlying        Stock       Compen-
                                March 31,                           Compen-      options           Awards      sation
                                                                    sation
Mark Blundell - Chief          1994(*)
Executive Officer, Chief       1995            $150,000        $0   $57,000(1)        0           $0           $1,456(2)
Financial Officer, President   1996            $150,000   $20,000   $57,000(1)   38,666           $0           $1,100(2)

John Brann - Vice President
Technology                     1994(*)
                               1995            $100,000        $0        $0           0           $0               $0
                               1996            $100,000        $0   $25,000(3)   38,666           $0             $810(2)

Philip V. Caltabiano - Senior  1994(*)
Vice President Sales and       1995            $100,000        $0        $0           0         $188(4)            $0
Marketing                      1996            $100,000        $0        $0      33,333         $188(4)            $0

Nicholas Field - Vice          1994(*)
President Implementation       1995             $70,000        $0        $0           0         $100(5)            $0
                               1996             $80,000        $0        $0      22,500          $50(5)            $0

<F1>
(1) Reflects an expense allowance of $4,000 per month and a care allowance of $750 per month paid to Mr. Blundell pursuant to the provisions of his employment agreement dated as of July 14, 1996, as amended.

<F2>
(2) Reflects the insurance premium paid by the Corporation for term life insurance for Mr. Blundell and Mr. Brann.

<F3>
(3) Reflects severance pay paid to Mr. Brann when his employment terminated on March 18, 1996 upon expiration of his visa to work in the United States.
Mr. Brann has since received an O-1 visa and has been reemployed by the Corporation.

<F4>
(4) Upon first joining the Corporation in 1993, the Corporation awarded
Mr. Caltabiano a stock grant of 20,000 shares of Common Stock, 15,000 of which have vested. 5,000 shares of Common Stock will vest on December 31, 1996, unless his employment is terminated earlier. The amount included in the table reflects 5,000 shares of Common Stock that vested in each of the fiscal years ended March 31, 1995 and March 31, 1996. These shares were awarded in connection with the organization of the Corporation and have been valued at par value ($.01 per share) before giving effect to a reverse split of the Corporation's Common Stock that was approved by the Corporation's shareholders on April 18, 1995.

<F5>
(5) Upon first joining the Corporation in 1993, the Corporation awarded
Mr. Field a stock grant of 8,000 shares of Common Stock, all of which have vested. The amount included in this table reflects 2,667 shares that vested during the year ended March 31, 1995 and 1,333 shares that vested during the year ended March 31, 1996. These shares were awarded in connection with the organization of the Corporation and have been valued at par value
($.01 per share) before giving effec to a reverse split of the Corporation's Common Stock that was approved by the Corporation's shareholoders on April 18, 1995.


* Pursuant to Item 402(b) of Regulation S-B, no information for the fiscal year ended March 31, 1994 is required to be presented.


                           NEW PARADIGM SOFTWARE CORP.
                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         WEDNESDAY, OCTOBER 2, 1996
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[logo]
New Paradigm Software Corp.
335 Madison Avenue     11th Floor
New York     NY     10017


The undersigned hereby appoints Mark Blundell, John Brann and Daniel A. Gordon proxies, with the power of substitution, to vote at the Annual Meeting of Shareholders of New Paradigm Software Corp. to be held on October 2, 1996 at the principal executive offices of the Corporation at 11:00 a.m., and at any adjournment thereof, on the matters referred to below and described in the accompanying Proxy Statement, and on any other business before the meeting with all powers the undersigned would possess if personally present.
A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.

PLEASE SIGN AND DATE BELOW. ON THE REVERSE SIDE MARK YOUR VOTES. RETURN THIS PROXY IN THE SELF-ADDRESSED STAMPED ENVELOPE.

Signature(s)____________________________________   Date___________________


THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 THROUGH 5.

PLEASE MARK YOUR VOTES LIKE THIS: [X]

The Board of Directors recomments a vote FOR all nominees in Item 1, and a vote FOR Proposals 2-5.

1) Election of Mark Blundell, John Brann, Dan Gordon, Jeff Kahn and Michael Taylor as directors for a one-year term expiring at the 1997 Annual
   Meeting:

       FOR THE NOMINESS [  ]
       WITHHOLD AUTHORITY to vote for the nominee(s) [  ]

   INSTRUCTION:  To withhold authority to vote for any individual nominee(s)
                 write that nominee's name below:

                 ___________________________________________________________

2) Proposal to Adopt a By-Law amendment to eliminate the applicability of New York Business Corporation Law Section 912 (an anti-takeover provision):

       FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

3) Proposal to adopt the Executive Stock Option Plan:

       FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

4) Proposal to ament the Employee Stock Option Plan:

       FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

5) Ratification of the appointment of BDO Seidman, LLP as independent public accountants for the fiscal year ending March 31, 1997:

       FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

And, in their discretion, in the transaction of such other business as may properly come before the Annual Meeting.